EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of AuraSource, Inc. (the “Company”) on Form 10-K for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 29, 2010                                                                            /s/ PHILIP LIU
 Philip Liu
 Chief Executive Officer

Date:  June 29, 2010                                                                            /s/ ERIC STOPPENHAGEN
 Eric Stoppenhagen
 Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to AuraSource, Inc.  and will be retained by AuraSource, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.